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                                                                    EXHIBIT 10.3

                           AMENDMENT TO LOAN AGREEMENT


        This AMENDMENT TO LOAN AGREEMENT (the "Agreement") is made as of the 9th day of June , 1998 by and between CAN CAL RESOURCES LIMITED ("Borrower")
and OWEN SEQUOIA, INC. ("Lender").

                                    RECITALS

        A. On or about February 12, 1998, Lender and Borrower entered into a Loan Agreement whereby, subject to the terms and conditions of that agreement, Lender agreed to provide financing to Borrower.

        B. Pursuant to the terms of the Loan Agreement, Borrower executed a deed of trust in favor of the Lender recorded against certain real property owned by Borrower located at Pisgah, San Bernardino (the "Deed of Trust"), and Borrower assigned to Lender all rights to income and profits emanating from that certain Mining Lease Agreement executed by and between Borrower and Twin Mountain Rock Venture (the "Mining Lease"), a true and correct copy of which is attached hereto as Exhibit "A".

        C. On or about May 1, 1998, Borrower received $22,500 from Twin Mountain Rock Venture pursuant to the terms of the Mining Lease.

        D. As of May 15, 1998, Borrower owes Lender the sum of $25,000 as principal plus accrued interest resulting from Lender's loan to Borrower of $25,000 (the "Initial Obligation") pursuant to the terms of the Loan Agreement.

        E. The Loan Agreement, the Deed of Trust and Mining Lease will sometimes hereafter be referred to as the "Existing Documents".

        F. The Borrower has requested that Lender modify the Existing Documents. As consideration for the requested modification, the Borrower has agreed to the terms and conditions as set forth in this Agreement. The Existing Documents and this Agreement may sometimes hereinafter be referred to as the "Financing Documents".

        NOW, THEREFORE, WITNESSETH that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows:

        1. Recitals. The Recitals are incorporated into and made a part of this Agreement.


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        2. Existing Financing  Modification  Terms. The Existing Documents shall be modified as follows:

        (a) Additional Loan Amount. On or before July 31, 1998, Lender shall lend Borrower up to the principal sum of $102,500 which represents the $150,000 referenced in the Loan Agreement minus the Initial Obligation minus the $22,500 received by the Borrower from Twin Mountain Rock Venture. The sum of $102,500 representing principal plus the Initial Obligation plus all interest plus any other cost or charge referenced herein will hereafter be referred to as the "Obligation".

        (b) Term. The Obligation, including interest and all other charges, is due and payable July 31, 2001.

        (c) Interest Rate. The Obligation shall bear interest at the rate depicted in the Loan Agreement.

        Unless specifically modified herein, the terms and conditions under the Loan Agreement shall remain in full force and effect.

        3. Representation and Warranties. In order to induce Lender to enter into this Agreement, the Borrower, for itself and for its heirs, personal representatives, successors, and assigns, hereby acknowledges, represents, and warrants to Lender as follows:

        (a) Lender is not required to extend the Borrower any more financing.

        (b) The Loan Agreement constitutes the legal, valid and binding obligation of the Borrower. This Agreement when executed by the Borrower shall constitute the legal, valid, and binding obligations of such party, enforceable in accordance with their respective terms.

        (c) The Borrower has no defenses, affirmative defenses, setoffs, claims, counterclaims, actions, or causes of action of any kind of nature whatsoever against Lender or any of its or their respective past, present, or future directors, officers, employees, agents, attorneys, legal representatives, predecessors, affiliates, successors, or assigns, or the Initial Obligation, directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted, or begun in accordance with, pursuant to, or by virtue of any of the terms of the Existing Documents.

        (d) There is no litigation, at law or in equity, nor any proceeding before any federal, state, or other governmental or administrative agency or any arbitration pending or, to the knowledge of the Borrower, threatened against the Borrower nor any other litigation or proceeding pending or, to the knowledge of the Borrower, threatened affecting any collateral in favor of Lender.

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        (e) All documents,  reports,  certificates,  and statements furnished to
Lender by or on behalf of Borrower in connection with the transactions contemplated hereby are true, correct, and complete; do not contain any untrue statement of material fact; and do not omit any fact necessary to make the information contained therein not misleading.

        (f) All taxes, assessments, levies, license fees, permit fees and all other charges heretofore levied, assessed, confirmed, or imposed upon, or in respect of, or which might become a lien upon, any collateral in favor of Lender under the Loan Agreement or the Financing Documents have been paid in full.

        (g) Borrower has not received any more money from Twin Mountain Rock Venture pursuant to the Mining Lease other than the $22,500 referenced in the Recitals.

        The continued validity in all respects of all representations and warranties made in this Agreement and all other documents delivered by the Borrower in connection with this Agreement will be a condition precedent to Lender obligations and agreements created by this Agreement.

        4. Covenants of Obligors. In addition to the covenants and warranties provided to Lender, the Borrower covenants as follows:

        (a) The Borrower shall duly and punctually pay all sums to be paid to Lender in accordance with the terms and conditions of this Agreement and the Financing Documents.

        (b) The Borrower consents to allow Lender to communicate with Twin Mountain Rock Venture regarding the Mining Lease and consents to allow Lender to receive the income and profits from the Mining Lease directly from Twin Mountain Rock Venture. Borrower agrees that should it receive any monies from Twin Mountain rock Venture pursuant to the Mining Lease, it will immediately deliver such monies to Lender. All monies received by Lender shall be credited towards the Obligation, first to interest, then to principal.

        5. Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

        (a) Failure of Borrower to make any payment to Lender on or before the date on which such payment is due or failure to pay all remaining principal and interest and all other charges and costs due Lender.

        (b) Default by Borrower under any of the Existing Documents or further default by Borrower under any of the Financing Documents.

        (c) Entry of a judgment or filing of a lien against  Borrower or any its
properties,   which  remains  unpaid,  unstayed,  unbonded,   undischarged,   or
undismissed for a period longer than thirty (30) days.

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        (d) Failure of Borrower to execute  and/or  deliver any of the documents provided for in this Agreement or any other documents required by Lender.

        (e) Failure of Borrower to observe or perform any covenant, agreement, term, or condition of this Agreement or the Financing Documents, as and when provided herein.

        (f) If any  representation  or warranty  made herein,  in the  Financing
Documents,  or  in  any  report,  certificate,   financial  statement  or  other
instrument or document furnished in connection with this Agreement or contemplated hereby, shall prove to have been materially false or misleading on the date as of which it was made.

        (g) If Borrower shall: (U) apply for or consent to or suffer the appointment of a receiver, trustee, or liquidator for its properties; (V) admit in writing an inability to pay its debts as they mature; (W) make a general assignment for the benefit of creditors; (X) file a voluntary petition or a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation statute or law, or make or file an answer admitting material allegations of a petition filed against it in any proceeding under any such law; (Y) fail to cause to be dismissed any bankruptcy proceedings commenced against it within sixty (60) days after commencement of the same; or
(Z) have entered against it an order, judgment, or decree of any court of competent jurisdiction, approving a petition seeking reorganization of assets or appointing a receiver, trustee, or liquidator for any assets.

        6. Remedies.

        (a) Immediately upon the occurrence of any Event of Default, the obligation and agreements of Lender set forth in this Agreement shall terminate and Lender shall have the right to exercise any and all rights and remedies available to it hereunder, under the Financing Documents, and under applicable law to the same extent as though this Agreement had not been executed, without regard to any notice or cure period contained therein or otherwise available.

        (b) All rights and remedies available to Lender under any of the Existing Documents, and applicable law may be asserted concurrently, cumulatively, or successively, from time to time, as long as any indebtedness or obligations under the Financing Documents shall remain unpaid or outstanding.

        7. Cross-Default. Any default under this Agreement, the Loan Agreement, or any of the Financing Documents shall constitute an event of default under all other agreements, financing statements or documents related to the transaction referenced herein.

        8. Release and Waivers. Borrower, for itself and its heirs, personal representatives, successors, and assigns, hereby jointly and severally, knowingly and voluntarily RELEASES, DISCHARGES, and FOREVER WAIVES and RELINQUISHES any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions, and causes

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of action of whatsoever kind or nature, whether known or unknown, which he or it has, may have, or might have or may assert now or in the future against Lender directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted, or begun in accordance with, pursuant to, or by virtue of the transaction referenced herein or any of the terms of any of the Existing Documents, or which was related or connected in any manner, directly or indirectly, to the Initial Obligation, the transaction referenced herein or the Existing Documents, or any part thereof. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted. Borrower hereby further acknowledges and agrees that, to the extent that any such claims may exist, they are of a speculative nature so as to be incapable of objective valuation and that, in any event, the value to the Borrower of the covenants and obligations of Lender contained in this Agreement and the other documents and instruments executed and delivered in connection herewith substantially and materially exceeds any and all value of any kind or nature whatsoever of any such claims.

        In connection with the general release set forth above, Borrower, for themselves and Borrower's Affiliates, and each of them, hereby waive and relinquish all rights and benefits afforded under the provisions of Section 1542 of the California Civil Code, which provides as follows:

           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

        9. Waiver of Jury by Trial. Each party to this Agreement agrees that any suit, action, or proceeding brought or instituted by any party hereto or any successor or assign of any party on or with respect to this Agreement, any of the documents executed in connection with this Agreement, or any of the Financing Documents or any event, transaction or occurrence arising out of or in any way connected therewith, or the dealings of the parties with respect thereto, shall be tried only by a court and not a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. Borrower acknowledges and agrees that this provision is a specific and material aspect of this Agreement between the parties and that Lender would not agree to the restructure of obligations, extension of the time of payment, or forbearance from exercising its rights and remedies if this waiver of jury trial provision were not a part of this Agreement.


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        10.    Miscellaneous.

        (a) No Oral Modifications. No modification or waiver of any provision of this Agreement, any documents executed in connection with this Agreement, the Existing Documents, and no consent by Lender to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to, or demand upon the Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar, or other circumstances.

        (b) No Release or Discharge; No Novation. Nothing contained in this Agreement is intended to or shall act to nullify, discharge, release, or extinguish, in whole or in part, any or all of the obligations or indebtedness under the Existing Documents or to waive or release any collateral securing the loan referenced herein or discharge any guarantor thereof, nor shall this Agreement and the documents executed in connection herewith be deemed or considered to operate as a novation of any of the Existing Documents, except as otherwise provided in this Agreement and the documents executed in connection herewith. This Agreement represents a modification, amendment, restatement, and continuation of the contractual obligations and indebtedness of the Borrower under certain of the Financing Documents. This Agreement and the documents executed in connection herewith set out the terms and conditions under which the Borrower will satisfy its obligations to Lender pursuant to the Financing Documents. Except to the extent of any express conflict with this Agreement and except to the extent modified by this Agreement, each and all of the terms and conditions of the Existing Documents shall remain in full force and effect.

        (c) Interpretation. To the extent, if any, that any of the terms and provisions of this Agreement or of any of the other documents or instruments executed and delivered in connection herewith are inconsistent with any of the terms and provisions of the Existing Documents, this Agreement and the documents and instruments executed and delivered in connection herewith shall control.

        (d) Applicable Law. The performance, construction, and enforcement of this Agreement and each of the other Financing Documents shall be governed by the laws of the State of California.

        (e) Survival; Successors and Assigns. All covenants, agreements, representations, and warranties made in this Agreement and in the Financing Documents shall survive settlement and shall continue in full force and effect. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, but this shall not be deemed to permit assignment by the Borrower of any or all of its interests in the Deed of Trust or any part thereof. All covenants, agreements, representations, and warranties by or on behalf of the Borrower that are contained in this Agreement of any of the Financing Documents shall inure to the benefit of Lender and its successors and assigns and shall bind the Borrower, and its respective heirs, personal representatives, successors, and assigns. Borrower may not assign this Agreement or any of its rights hereunder.

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        (f)  Severability.  If any term,  provision,  or condition,  or any part thereof, of this Agreement or of any of the Financing Documents shall for any reason be found or held to be invalid or unenforceable by any court or
governmental   agency   of   competent   jurisdiction,    such   invalidity   or
unenforceability shall not affect the remainder of such term, provision, or condition or any other term, provision, or condition, and this Agreement, and any Financing Document shall survive and be construed as if such invalid or unenforceable term, provision, or condition had not been contained therein.

        (g) Merger and Integration. This Agreement, the Financing Documents, and any documents or instruments to be delivered in accordance with this Agreement contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement, representation, warranty or promise made prior hereto or contemporaneously herewith by any party hereto, or any employee, officer, agent, or attorney of any party hereto, shall be valid or binding or relied upon by any party as an inducement to enter into, or as consideration for, this Agreement.

        (h) Construction of Agreement. Each party acknowledges (i) that it has participated in the negotiation of this Agreement and the other documents executed and delivered in connection herewith, and no provision of this Agreement or the other documents executed and delivered in connection herewith shall be construed against or interpreted to the disadvantage of any party hereto or thereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) that the Borrower, at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and the other documents executed and delivered in connection herewith, and the Borrower, has had the opportunity to review, analyze, and discuss with its counsel this Agreement and the other documents executed and delivered in connection herewith, and the underlying factual matters relevant to this Agreement, for a sufficient period of time prior to the execution and delivery hereof and thereof; (iii) that all of the terms of this Agreement and the other documents executed and delivered in connection herewith were negotiated at arm's-length; (iv) that this Agreement and the other documents executed and delivered in connection herewith were prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (v) that the execution and delivery of this Agreement is the free and voluntary act of the Borrower.

        (i) Notices. Any notices required or permitted by this Agreement shall be in writing and shall be deemed delivered if hand delivered or delivered by certified mail, postage prepaid, return receipt requested, first class mail postage prepaid, or by telecopy (immediately followed by hard copy by first class mail) as follows, unless such address is changed by written notice as provided hereunder:


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If to the Borrower:

                             CAN CAL RESOURCES LIMITED
                             Attn:
                             20140 49 A Avenue
                             Langley, B.C., Canada V3A 3S1
                             Telephone:  (604) 534-7283
                             Facsimile:  (604) 532-6811

If to the Lender:

                             OWEN SEQUOIA, INC.
                             c/o Attn: Bruce G. Holden, Esq.
                             Arter & Hadden LLP
                             5 Park Plaza, Suite 1000
                             Irvine, CA 92614-8528
                             Telephone:  (949) 252-3102
                             Facsimile:  (949) 833-96042


        (j) Gender. The singular includes the plural and vice versa. Each gender includes all other genders.

        (k) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same agreement.

        (l) Binding Effect. This Agreement shall have no effect at law or in equity unless and until this Agreement has been executed by Lender. Lender in its sole discretion may require that all of the exhibits to this Agreement are fully executed and delivered simultaneously with Lender execution of this Agreement.

        (m) Third Party Obligations. No person not a party to this Agreement will be a third-party beneficiary or acquire any rights hereunder.

        (n) Costs. Any costs incurred by Lender resulting from the transactions contemplated by this Agreement such as legal expense, the filing of any financing statement, or property inspection, shall be solely at Borrower's expense and without right of setoff.

        (o) Venue. Venue for any action brought regarding the interpretation of this Agreement shall lie exclusively in Orange County, California.


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               IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.

                                            Borrower:

                                            CAN CAL RESOURCES LIMITED
                                            By:       /s/   R. D. Sloan
                                                --------------------------------

                                            Lender:
                                            OWEN SEQUOIA, INC.

                                            By:       /s/    John Edwards
                                                --------------------------------


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